UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April, 14, 2015 (January 30, 2015)

NV5 Holdings, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35849	45-3458017
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Park Road, Suite 350 Hollywood, Florida		33021
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (954) 495-2112

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the follow provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This Current Report on Form 8-K/A (Amendment No. 1) amends the Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) by NV5 Holdings, Inc. (the “Company”) on February 3, 2015 (the “Original 8-K”) announcing the completion of the acquisition of all the outstanding equity interests in Joslin, Lesser & Associates, Inc., (“JLA”), a program management and owner’s representation consulting firm that primarily services government owned facilities and public K through 12 school districts in the Boston, MA area, pursuant to the Stock Purchase Agreement by and among the Company, JLA, each of the holders of issued and outstanding shares of JLA, and Stuart D. Lesser, solely in his capacity as the stockholder representative, dated January 30, 2015 (the “Acquisition”).

In the Original 8-K, the Company indicated that it would file the historical and pro forma financial information required under Item 9.01 with respect to the Acquisition within 71 days of the due date of the Original 8-K, as permitted by the SEC rules.  The Company is now filing this Amendment No. 1 to include the required financial statements and pro forma financial information as a result of the completion of the JLA acquisition. Except as indicated above and below, all other information in the Original 8-K remains unchanged.

Item 9.01            Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The audited historical financial statements of Joslin, Lesser & Associates, Inc. for the years ended December 31, 2014 and 2013 are filed herewith as Exhibit 99.1 and are incorporated herein by reference.

(b) Pro Forma Financial Information.

The unaudited pro forma condensed combined financial statements of the Company for the year ended December 31, 2014, giving effect to the Acquisition, are filed herewith as Exhibit 99.2 and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Gray, Gray & Gray, LLP.

99.1	The audited historical financial statements of Joslin, Lesser & Associates, Inc. for the years ended December 31, 2014 and 2013.

99.2	The unaudited pro forma combined financial statements of the Company for the year ended December 31, 2014, giving effect to the Acquisition.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 14, 2015	NV5 HOLDINGS, INC.

	By:	/s/ Michael P. Rama
		Name:	Michael P. Rama
		Title:	Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Gray, Gray & Gray, LLP.

99.1	The audited historical financial statements of Joslin, Lesser & Associates, Inc. for the years ended December 31, 2014 and 2013.

99.2	The unaudited pro forma combined financial statements of the Company for the year ended December 31, 2014, giving effect to the Acquisition.